FAIRCHILD INTERNATIONAL CORPORATION

STOCK OPTION AGREEMENT

When duly signed by an authorized officer of FAIRCHILD INTERNATIONAL CORPORATION (hereinafter referred to as "the Company"), this document grants to the natural person whose name is printed at the bottom of this document (hereinafter "Optionee") an option to acquire shares of the Common Stock of the Company (hereinafter "the "Option"). The terms of this Stock Option are set out below. This Stock Option is effective as of the date of the authorized signature at the end of this document.

The Option recognizes that Optionee has made a significant and important contribution to the success of the Company and is capable and inclined to make further important contributions to the success of the Company. Th Board of Directors of the Company has authorized the grant of the Option to Optionee.

1. TERM OF OPTION - WHEN EXERCISABLE

1.1 The Option may be exercised in whole or in part and at any time during the period shown on the signature page hereof, but only upon and to the extend of vesting of the Option as shown on the signature page (hereinafter "the Term"): provided that upon termination of the employment of Optionee by the Company, the term provided below shall be reduced to the lesser of the time remaining on the term of the Option and ninety (90) days from the date of termination.

1.2 The Option will expire at 5:00 p.m. Pacific Time on the date shown on the signature page hereof and thereafter shall be of no further force or effect.

2. HOW EXERCISABLE

2.1 Optionee may exercise the Option by delivery of a Notice of Exercise in the form attached as Schedule A, which must be dated, signed and fully completed. The Company must receive your Notice of Exercise:

(a) within the Term; and

(b) accompanied by the full exercise price for the shares to be acquired.

2.2 The exercise price may be paid in one of the following ways:

(a) in the form of a cashier's cheque payable to the Company in the amount of the exercise price per share multiplied by the number of shares being exercised;

(b) in the form of an irrevocable and unconditional undertaking by a registered securities broker-dealer that it will deliver the exercise price in cash to the Company within a maximum of three (3) days. (Thereupon the Company will issue and deliver to said broker-dealer one or more certificates representing the shares being acquired under the Option); and

(c) in the form of a written request that the full number of shares covered by the Option be exercised, but also directing that the Company retain and cancel the number of shares having an aggregate Fair Market Value equal to the total exercise price due.

2.3 Certificate(s) evidencing the shares you acquire through the Option will be issued within a reasonable time following exercise.

3. BY WHOM EXERCISABLE

3.1 The Option may be exercised only by the Optionee or Optionee's legal personal representative.

4. NO STOCKHOLDERS RIGHTS

4.1 Optionee will not have any rights as a stockholder of the Company with respect to any shares covered by the Option until exercise of the Option with respect to such shares.

5. TAX EFFECTS - SECURITIES LAW COMPLIANCE

5.1 The Company makes no representations as to the tax effects as a result of Optionee's receipt of the Option or as a result of the exercise of the Option.

5.2 The shares underlying the Option and which may be acquired through exercise of the Option have not been registered under the Securities Act of 1933 or under any applicable state securities registration laws, and may not be resold or transferred without such a registration being in force or the availability of an exemption from such registration. Optionee is solely responsible to ascertain, determine and comply with all applicable securities laws in connection with the exercise of the Option and the sale or transfer of the underlying shares. Share certificates issued upon the exercise of the Option shall be legended in accordance with this Section 5.

6. MISCELLANEOUS

6.1 This Option shall be construed in accordance with and governed by the substantive laws of Nevada without reference to principles governing choice or conflicts of law.

6.2 This Option may not be amended or modified by the Company except by an agreement in writing that is signed by the Company and Optionee.

6.3 The captions used herein are for ease of reference only and shall not define or limit the provisions hereof.

6.4 "Fair Market Value" as used in this Option shall mean the most recent appraised value of the Company divided by the total number of outstanding shares of Common Stock including all shares covered by outstanding stock options regardless of vesting: provided that if there is an independently derived market price for shares of the Company's Common Stock, as on a public market or exchange, that reported value as at the date a Notice of Exercise is received by the Company, will be Fair Market Value.

name of optionee: BYRON COX
number of shares: 75,000	exercise price per share: $0.09
vesting of option: N/A
date of option: JANUARY 9, 2003	option term ends: JANUARY 9, 2006

FAIRCHILD INTERNATIONAL CORPORATION
/s/ George Tsafalas
By its:___________________
President

SCHEDULE "A"

NOTICE OF ELECTION TO EXERCISE

This Notice of Election to Exercise shall constitute proper notice pursuant to Section 2 of that certain Stock Option granted to the undersigned by Fairchild International Corporation (the "Grant") as evidenced by a document dated as of the 9th day of January, 2003.

[ ] The undersigned hereby elects t exercise Optionees option to purchase _________ shares of the common stock of the Company at a price of $_______________ per share, for aggregate consideration of $___________, on the terms and conditions set forth in the Grant. Such aggregate consideration, in the form specified in Section 2 of the Grant.

[ ] The undersigned hereby elects to exercise Optionee's "cashless exercise" option pursuant to Section 2.2(c) of the Grant.

[Optionees should designate which method of exercise they choose by placing a checkmark in the appropriate box]

The undersigned has executed this Notice this _______ day of __________, 200_.